UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 1, 2012

Sovran Self Storage, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13820	16-1194043
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6467 Main Street Williamsville, N.Y.	14221
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (716) 633-1850

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On August 1, 2012, Sovran Self Storage, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended June 30, 2012.  A copy of this press release is attached hereto as Exhibit 99.1. The information in Exhibit 99.1 is being furnished pursuant to this Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or incorporated by reference in any filing thereunder or under the Securities Act of 1933, unless expressly set forth by specific reference in such document.

Item 9.01 Financial Statements and Exhibits

      (c)   Exhibits

            99.1    Press Release dated August 1, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOVRAN SELF STORAGE, INC.
(Registrant)

Date: August 1, 2012	By:	/s/ Andrew J. Gregoire
Andrew J. Gregoire,
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

Exhibit 99.1	Press Release dated August 1, 2012